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EXHIBIT 10.54


                                                                  EXECUTION COPY

                         CONDITIONAL WAIVER AND CONSENT


         This Conditional Waiver and Consent, dated as of November 9, 2004, is entered into by and among DKR Soundshore Oasis Holding Fund, LLC ("SOUNDSHORE"), DKR Soundshore Strategic Holding Fund, LLC ("SOUNDSHORE STRATEGIC" and, collectively with Soundshore, the "INVESTORS"), Harborview Master Fund, LP ("HARBORVIEW"), Southrigde Partners, LP ("SOUTHRIDGE" and, collectively with Harborview, the "ADDITIONAL INVESTORS") and Markland Technologies, Inc., a Florida corporation (the "COMPANY").

         WHEREAS, the Investors and the Company are parties that certain Purchase Agreement, dated as of September 21, 2004 (the "PURCHASE AGREEMENT") (capitalized terms that are used and not defined herein shall have the respective meanings set forth in the Purchase Agreement);

         WHEREAS, in connection with the Purchase Agreement, the Investors and the Company entered into a Security Agreement (the "SECURITY AGREEMENT"), and a Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"), and the Investors purchased certain convertible promissory notes (the "NOTES") and warrants to purchase shares of the common stock, $.0001 par value per share, of the Company (the "WARRANTS" and collectively with the Notes, the Registration Rights Agreement, the Security Agreement, and the Purchase Agreement, the "TRANSACTION DOCUMENTS");

         WHEREAS, the Company wishes to raise an additional $1,350,000 (the "SUBSEQUENT FINANCING") by selling to the Additional Investors secured convertible promissory notes (the "ADDITIONAL NOTES") and common stock purchase warrants (the "ADDITIONAL WARRANTS");

         Whereas, among other things, the Transaction Documents provide the Investors with rights of first refusal to provide the financing contemplated by the Subsequent Financing, and prohibit the Company from creating or suffering to exist the Debt and Liens that would be created in connection with the Subsequent Financing; and

         WHEREAS, the Company and the Additional Investors have requested that the Investors waive certain rights under the Transaction Documents in connection with the Subsequent Financing and, subject to the terms and conditions herein contained, the Investors are willing to agree to provide such waiver.

NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. CONSENTS AND WAIVERS. Subject to the terms and conditions contained in this Conditional Waiver and Consent, the Investors hereby (i) waive their rights under Section 4.3 of the Purchase Agreement to receive a Subsequent Placement Notice concerning the Subsequent Placement and elect not to provide the financing therein contemplated, (ii) waive the application of Section 6.3 and Section 6.4 of the Purchase Agreement to the Subsequent Placement, and (iii) consent to the inclusion in the Registration Statement of the shares of Common Stock issuable to

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         Additional Investors upon conversion of the Additional Notes and
         Exercise of the Additional Warrants and waive the application of
         Section 6(b) of the Registration Rights Agreement to such inclusion.

The foregoing are limited waivers and the execution and delivery of this Conditional Consent and Waiver does not constitute (a) a waiver by either of the Investors of any Default or Event of Default now or hereafter existing or any other term or provision of the Notes or any other Transaction Document or (b) a course of conduct or dealing among the parties.

2. CONDITIONS. The waivers and consents herein contained are expressly subject to satisfaction of the following conditions precedent, each of which is a material inducement to the willingness of the Investors to enter into this Conditional Consent and Waiver:

         2.1. Except as disclosed in the Disclosure Schedules attached hereto as EXHIBIT A, the representations and warranties contained herein and the Transaction Documents shall be true and correct in all material respects as of the date hereof, except for such representations and warranties limited by their terms to a specific date (which need only be true and correct as of such specified date).

         2.2. No Default or Event of Default shall be in existence (as such terms are used in the Notes).

         2.3. The Additional Notes, Additional Warrants and agreements and instruments entered into with respect thereto (the "SUBSEQUENT PLACEMENT TRANSACTION DOCUMENTS") will be issued in the forms attached hereto as EXHIBIT B.

         2.4. The Debt and Liens represented by the Additional Notes and the Subsequent Financing Transaction Documents will be in all respects subordinate to the Debt and Liens existing under the Notes and the Transaction Documents, in accordance with a subordination agreement between the Additional Investor and the Investors in form and substance acceptable to the Investors.

         2.5. The Company shall have paid all fees, costs and expenses incurred by the Investors in connection with the negotiation and preparation of this Conditional Waiver and Consent and the transactions herein contemplated, such amount not to exceed $7,500.

         2.6.     The Subsequent Financing shall close by November 10, 2004.

3. TRANSACTION DOCUMENTS IN FULL FORCE AND EFFECT. Subject to the conditional waivers herein provided, the Transaction Documents shall remain in full force and effect. Except as expressly set forth herein, this Conditional Waiver and Consent shall not be deemed to be a waiver, amendment or modification of any provisions of any Transaction Document or of any right, power or remedy of any Investor or the Agent thereunder, or constitute a waiver of any provision of any Transaction Document (except to the extent specifically herein set forth in SECTION
         1), or any other document, instrument and/or agreement executed or


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         delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein, the Investors reserve all rights, remedies, powers, or privileges available under the Transaction Documents, at law or otherwise. This Conditional Waiver and Consent shall not constitute a novation or satisfaction and accord of any Transaction Document.

4. REPRESENTATIONS OF THE COMPANY. The Company hereby represents and warrants to the Investors as follows:

         4.1. The execution, delivery and performance by it of this Conditional Waiver and Consent are within its powers, have been duly authorized, and do not contravene (i) its articles of organization, operating agreement, or other organizational documents, or (ii) any applicable law.

         4.2. This Conditional Waiver and Consent has been duly executed and delivered by it, and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

         4.3. After giving effect to this Conditional Waiver and Consent and the consummation of the subject Subsequent Financing, it is not in default under the Notes and no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Conditional Waiver and Consent or the consummation of the subject Subsequent Financing.

         4.4. Except as disclosed in the Disclosure Schedules attached hereto as EXHIBIT A, the representations and warranties contained in the Transaction Documents are true and correct as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date (which are limited to such specified date).

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ADDITIONAL INVESTOR. The Additional Investor hereby represents, warrants and covenants to the Investors as follows:

         5.1.     From and after the date of this Agreement through the fortieth
                  (40th) Trading Day following the Effective Date (as such term is defined in the Investors' Registration Rights Agreement), plus one additional day for each day the Investors are not allowed to sell pursuant to the Investors' Registration Rights Agreement after the Effective Date, the Additional Investor hereby agrees it will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly (including by way of swap, pledge or other


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                  derivative transactions), or announce the offering of, any of the Additional Notes or the Additional Warrants (including any that it may gain rights or ownership to after the date of this Agreement), or any securities issuable upon any conversion, exchange, reset or otherwise with respect to, such Additional Notes or Warrants.

         5.2. The Additional Investor acknowledges and agrees that this Conditional Waiver and Consent is entered into for the benefit of and is enforceable by the Investors and their successors and assigns. Accordingly, the parties understand and agree that any Investor shall have the right to seek any one or more remedies for any act in contravention of this Conditional Waiver and Consent, including obtaining injunctive relief and monetary damages against any one or more of the parties hereto.

6.       MISCELLANEOUS.

         6.1. This Conditional Waiver and Consent may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. The descriptive headings of the various sections of this Conditional Waiver and Consent are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof.

         6.2. This Conditional Waiver and Consent may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Purchase Agreement.

         6.3. This Conditional Waiver and Consent (including its exhibits) and the Transaction Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto. There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

         6.4. THIS CONDITIONAL WAIVER AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE PURCHASE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE PURCHASE AGREEMENT.

         6.5. All representations and warranties made in this Conditional Waiver and Consent shall survive the execution and delivery of this Conditional Waiver and Consent and no investigation by


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                  the Investor shall affect such representations or warranties or the right of the Investors to rely upon them.

         6.6. THE COMPANY ACKNOWLEDGES AND AGREES THAT TO THE KNOWLEDGE OF THE COMPANY IT HAS NO CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO ANY TRANSACTION DOCUMENT AND THE PERFORMANCE OF ITS OBLIGATIONS THEREUNDER OR, TO THE EXTENT THEY EXIST, THE COMPANY HEREBY WAIVES, RELINQUISHES AND RELEASES ANY SUCH KNOWN CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO ANY TRANSACTION DOCUMENTS AND/OR ANY TRANSACTION RELATED TO ANY TRANSACTION DOCUMENT.


                      [SIGNATURES APPEAR ON FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the undersigned have executed this Conditional
Waiver and Consent as an instrument under seal as of the date first written above.

                                   MARKLAND TECHNOLOGIES, INC.


                                   By:__________________________________________
                                   Name:
                                   Title:



                                   DKR SOUNDSHORE OASIS HOLDING FUND,  LLC


                                   By:__________________________________________
                                   Name:
                                   Title:


                                   DKR SOUNDSHORE STRATEGIC HOLDING FUND,  LLC



                                   By:__________________________________________
                                   Name:
                                   Title:


                                   HARBORVIEW MASTER FUND, LP


                                   By:__________________________________________
                                   Name:
                                   Title:

                                   Harborview Master Fund, LP, a BVI corporation c/o Beacon Fund Advisors, Ltd.
                                   Harbor House, Waterfront Drive
                                   Road Town, Tortola
                                   British Virgin Islands


                                   SOUTHRIDGE PARTNERS, LP


                                   By:__________________________________________
                                   Name:
                                   Title:



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